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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 12, 1998



                             BRANDYWINE REALTY TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                       1-9106                   23-2413352
----------------------------          -----------              ----------------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


             16 Campus Boulevard, Newtown Square, Pennsylvania 19073
             -------------------------------------------------------
                    (Address of principal executive offices)


                                 (610) 325-5600
             -------------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5. Other Events.

Public Offering

         On February 12, 1998, Brandywine Realty Trust (the "Company") and Brandywine Operating Partnership, L.P. (the "Operating Partnership") entered into an Underwriting Agreement (the "Underwriting Agreement") with Smith Barney Inc. (the "Underwriter") pursuant to which the Company agreed to sell to the Underwriter an aggregate of 1,012,820 common shares of beneficial interest, $.01 par value per share (the "Common Shares"). The Common Shares are to be sold pursuant to the Underwriting Agreement at a price to the public of $24.0625 per share ($22.859375 after reduction for underwriting discounts and commissions).

         The Underwriter intends to deposit the Common Shares with the trustee of The Equity Focus Trusts - REIT Portfolio Series, 1998-A (the "Trust"), a registered unit investment trust under the Investment Company Act of 1940, as amended, to which the Underwriter acts as sponsor and depositor, in exchange for units in the Trust. The Underwriter is an affiliate of the Trust. In addition, the Underwriter has engaged, and may in the future engage, in investment banking activities on behalf of the Company and its affiliates for which customary compensation has been and will be received.

         The net proceeds, less expenses estimated at $75,000, will be contributed by the Company to the Operating Partnership, which will use such contribution to repay borrowings under the Company's revolving credit facility. Closing of the offering of Common Shares pursuant to the Underwriting Agreement is subject to customary closing conditions.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

 1.1 Underwriting Agreement among the Company, Brandywine Operating Partnership, L.P. and Smith Barney Inc.

23.1     Consent of Arthur Andersen LLP.

23.2     Consent of Zelenkofske Axelrod & Co., Ltd.

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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 BRANDYWINE REALTY TRUST


Date:  February 12, 1998         By: /s/ GERARD H. SWEENEY
                                     ------------------------
                                     Gerard H. Sweeney
                                     President and Chief Executive Officer
                                          (Principal Executive Officer)



Date:  February 12, 1998         By: /s/ MARK S. KRIPKE
                                     ---------------------
                                     Mark S. Kripke
                                     Chief Financial Officer and Secretary
                                          (Principal Financial and Accounting
                                           Officer)


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